UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 14, 2009

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 14, 2009, Sanmina-SCI Corporation (the “Company”) filed a certificate of amendment to its Restated Certificate of Incorporation, as amended (the “Amendment”), which effected a one-for-six reverse split of the Company’s Common Stock and a concurrent reduction of the number of authorized shares of Common Stock on a proportional basis. The Amendment became effective at 5:00 p.m. Eastern Daylight Time on August 14, 2009. The Amendment was approved by the stockholders of the Company at a special meeting of stockholders held on September 29, 2008 and by the Board of Directors of the Company on July 20, 2009. The Amendment is filed as Exhibit 3.6 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit No	Description

Exhibit 3.6	Certificate of Amendment of Registrant’s Restated Certificate of Incorporation, as amended, dated July 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

	By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President, General Counsel and Corporate Secretary

Date: August 19, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.6	Certificate of Amendment of Registrant’s Restated Certificate of Incorporation, as amended, dated July 27, 2009.